UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2020

Summit Midstream Partners, LP

(Exact name of registrant as specified in its charter)

Delaware	001-35666	45-5200503
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

910 Louisiana Street, Suite 4200

Houston, TX 77002

(Address of principal executive office) (Zip Code)

(Registrants’ telephone number, including area code): (832) 413-4770

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	SMLP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

Summit Midstream Partners, LP (NYSE: SMLP) (the “Partnership”) announced today that its wholly owned subsidiary, Summit Midstream Holdings, LLC, has entered into amendments to its revolving credit facility (the “Revolver”).  The amendments to the Revolver include reducing the Revolver commitments from $1.25 billion to $1.1 billion and eliminated the $250 million accordion feature; adding up to $400 million of junior lien indebtedness; revising restrictions on the Partnership’s ability to use operating cash flow to repurchase junior debt and equity securities; increasing the total leverage covenant from 5.50x to 5.75x at all times going forward; replacing the 3.75x senior secured leverage covenant with a new 3.50x first lien leverage covenant; adding a new pricing tier of L + 325 bps if the total leverage ratio is greater than 5.00x; and restricting the Partnership’s ability to resume distributions on preferred and common units, subject to achieving certain financial and liquidity thresholds.

The foregoing description of the amendments to the Revolver does not purport to be complete and is qualified in its entirety by reference to the Fourth Amended and Restated Credit Agreement and the Third Amendment to the Second Amended and Restated Guarantee and Collateral Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1

Fourth Amendment to Third Amended and Restated Credit Agreement and Third Amendment to Second Amended and Restated Guarantee and Collateral Agreement, dated as of December 18, 2020, by and among Summit Midstream Holdings, LLC, each of the other Loan Parties party thereto, Wells Fargo Bank, National Association, as administrative and collateral agent and the Lenders party thereto.

99.1	Press Release, dated as of December 18, 2020.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Summit Midstream Partners, LP
(Registrant)

		By:	Summit Midstream GP, LLC (its general partner)

Dated:	December 18, 2020	/s/ Marc D. Stratton
Marc D. Stratton, Executive Vice President and Chief Financial Officer

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